UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05009

COLORADO BONDSHARES —

A TAX-EXEMPT FUND

(Exact name of registrant as specified in its charter)

1200 17TH STREET, SUITE 850

DENVER, COLORADO 80202-5808

(Address of principal executive offices) (Zip code)

FRED R. KELLY, JR.

1200 17TH STREET, SUITE 850

DENVER, COLORADO 80202-5808

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-572-6990

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2014

ITEM 1. REPORTS TO STOCKHOLDERS.

November 21, 2014

Dear Shareholder:

We proudly present the operating results for Colorado BondShares for fiscal year 2014 which you will find attached. Generally, it has been a pretty good year. We ranked in the top 10% of peer funds, we are close to our all-time high in terms of size and Colorado is doing well compared to most other states. Our dividend was $0.41/share ($0.42 with capital gains) for the fiscal year and we eliminated some troubled credits.

A close examination of the holdings of the fund this year will show a new addition to the portfolio. This marks a slight departure from our historical profile because it is a new name a long way from Colorado but it clearly is in keeping with our consistent philosophy of attempting to bring value to our shareholders. For nearly thirty years I have studied with interest the bonds issued by Puerto Rico and many of our competitors have routinely invested in them. But I never felt that it represented a true value until now.

Unlike most nations in the world, Puerto Rico bonds are federally and state tax-exempt. This makes the income from this source very attractive to U.S. investors. Further, the island nation enjoys a positive geographical location and a special relationship with the United States since it is a U.S. territory and maybe a future state.

During the last several months the credit concerns which previously afflicted many of the world’s other nations this time tarnished this tiny island nation. Analysts have voiced legitimate concerns that the debt burden is too high, that the government’s policies have been ineffective and that the economy is not growing among others. Those criticisms lead to virtually an across the board down grade of Puerto Rico debt ratings which in turn lead to precipitous selling on the part of investors and substantial markdowns in price. This is when I became interested. While I wish I could say that I bought at the absolute bottom I didn’t, but I was close enough so that some excellent yields were captured. We presently own face value of $41,610,000. Keep in mind that our cost basis is only $9.7 million since we bought the bonds at about $0.23 on the dollar. In all, I risked just over 1% of shareholder’s principal in order to lock in returns of 8%. Some of the bonds issued by Puerto Rico will not be paid in full and investors in those credits will take a haircut. This fact has been and will be in the news. However, all bonds are not created equal and I believe the ones we bought will pay back and the negatives presently facing them will gradually be reversed. As of September 30, 2014, our bonds are presently showing an unrealized gain of approximately $800,000. So for the moment the purchase appears to be working.

In previous letters I have written about the litigation that involves us. Pages 31-33 give a full discussion of the particulars. I will say here only that we have made some significant progress and are working through the process as expeditiously as possible. We will keep you advised of this and other issues as appropriate.

Thank you so very much for your business this year.

Sincerely,

Fred R. Kelly, Jr.

Portfolio Manager

Officers and Trustees

George N. Donnelly, Chairman of the Board of Trustees, Interim President, Secretary, Treasurer and Trustee

Bruce G. Ely, Trustee

James R. Madden, Trustee

Fred R. Kelly, Jr., Portfolio Manager

Investment Adviser

Freedom Funds Management Company

Transfer, Shareholder Servicing, and Dividend Disbursing Agent

Freedom Funds Management Company

Distributor

SMITH HAYES Financial Services Corporation

Custodian of Portfolio Securities

UMB Bank, N.A.

Independent Registered Public Accounting Firm

EKS&H LLLP

Legal Counsel

Kutak Rock LLP

This report is submitted for the general information of the shareholders of Colorado BondShares — A Tax-Exempt Fund. This report must be preceded or accompanied by a Prospectus of the Fund. The prospectus contains information concerning the investment policies and expenses of the portfolio in addition to other pertinent information. Shares of Colorado BondShares — A Tax-Exempt Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

FEDERAL INCOME TAX INFORMATION

(unaudited)

The Fund hereby designates the following amount for the Fund’s fiscal year ended September 30, 2014:

Exempt interest dividends:   96.3%

Individual shareholders should refer to their Form 1099s or other tax information, which will be mailed in February 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisers.

In early 2015, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2014. Regulations of the U. S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Once again, the municipal market offered up an array of interesting and challenging items on the list for discussion. Internationally and domestically, the markets as a whole have been encumbered with chaos and uncertainty. The news media has successfully perpetuated those fears by reporting in tortured detail the specifics of heightened terror threats and unrest in the Middle East, strained relations with Russia, Puerto Rico’s financial woes, etc. Domestically, the Detroit bankruptcy alone (largest in municipal bond bankruptcy history) added fuel to the already burning fire of uncertainty. In spite of all this “noise” the municipal bond industry appears to have performed well this year.

Colorado continues its difficult recovery from last year’s devastating forest fires and floods. The displacement of all the families and destruction of their homes continues to impact the economy negatively. In addition to homes, businesses and farms were also affected, all of which directly impacts the buying power of all involved. In many cases, the absence of insurance, has forced families to use funds otherwise designated for spending and, instead, applying them for emergency repairs and subsistence. The economic cost as in all disasters translates into millions of dollars and continues for years. However, as a whole, Colorado continues to outperform the nation in terms of the Consumer Confidence Index when compared to the rest of the nation, as noted in the Metrostudy Executive Briefing, dated November 6, 2014 and the unemployment rate has remained below the national average. Focus Colorado Economic and Revenue Forecast, dated September 22, 2014 is equally positive in their highlights citing the $235.8 million surplus in the General Fund for FY 2013-2014. FY 2014-15 General Fund Revenue is expected to increase by 6.2% and another 6.6% in FY 2015-2016.

The operative word in 2014 was “supply.” Total municipal bond issuance through October 2014 was approximately $265.6 billion, down 6.3% compared to last year for this same period. The reduction in product has, predictably, resulted in greater demand by investors which, in turn, appears to be encouraging issuers to come off the sidelines and begin adding more debt to their balance sheets while interest rates are still at record lows. It is management’s belief that this decline in the municipal supply should effectively nudge the value up on our existing bonds in the portfolio. Probably one of the strongest incentives for investors to stay or move back into municipal bonds and bond funds has been, among other things, the positive returns in the muni market in 2014, along with the added benefit that the income is tax-exempt, a welcome bonus in the face of new and higher taxes. With that in mind, it is our belief that fixed income investors will become that much more concerned when looking for an investment option that delivers more income above what is offered in U.S. Treasuries and low yield bank C.D.s. The threat of higher taxes both federally and at the state level might well induce investors to shelter their income in the form of tax-exempt securities. Investors poured $18.2 billion into municipal bond mutual funds through October of 2014, a considerable shift up over that same period in 2013. Total outflows from municipal bond mutual funds (October 2013) exceeded $48.4 billion. Much of this was due to the threat of quantitative easing “tapering” by the Feds in May of 2013. When they finally made good on that promise in October 2014, the market reaction was somewhat subdued.

There continues to be unprecedented involvement by the U.S. Treasury and the Federal Reserve Bank in an attempt to further manage fiscal policy by pegging interest rates and promising a two year hiatus for higher rates. During fiscal year 2014, liquidity continued to improve but still has not gotten back to pre-2008 levels. Markets are functioning more normally and volumes of financings, while a fraction of what they were previously, are expected to continue to rise. Even California municipalities struggling with bankruptcy, as well as Puerto Rico are finding homes for their debt. All the while the media has continued to stir the water by carrying stories of another “bond bubble” and the Detroit default. New bond issues are over-subscribed and it is questionable whether the prices paid reflect tangible value. Such conditions are reminiscent of other market tops which we have witnessed.

Housing in both multifamily and single-family is a very significant component of the municipal bond industry because of their dramatic effect on taxable land. Construction began to pick up throughout the state in late 2012 and all of 2013. More recently, prospective buyer traffic has returned from the pullback a few years ago. Additionally, the Fed’s quantitative easing policies brought the 30-year mortgage rates down from 5.2% in Q12011 to a historic low of 3.6% in Q12013 (Colorado Business Economic Outlook 2014). The supply/demand ratio in the housing market appears to be more in balance and, in fact, inventory is now tightening. Much of this is due to strong job creation averaging just over 6,800 jobs/month in the first seven months, along with strong wages growth and average employment up 2.9% year over year (Focus Colorado Economic and Revenue Forecast, dated September 22, 2014). Despite all the positive news, home buyers are being challenged with home price increases and potential interest rate hikes going forward. Preliminarily, the positive appears to outweigh the negative with reports indicating strong in-migration which will encourage stronger traffic flow in the housing market. It will be up to the builders to determine what, if any, incentives they will offer to capture that traffic. There are forecasts indicating the construction sector could produce up to roughly $15.1 billion in 2014. Single family housing building permits increased 23.9% in the Denver-Aurora area alone in the first half of 2014 compared with that same period 2013, while single family permits in the Boulder area were up 37.1%, also in that same time frame (Focus Colorado Economic and Revenue Forecast, dated September 22, 2014). Multifamily housing continues to be a strong factor as this area of the housing sector provides more affordable opportunities for families still struggling with financial recovery and stricter borrowing policies, all a carryover from the past economic crisis. Bank foreclosures are no longer impacting the economy as they were six or seven years ago and now only 0.7% of homes were in foreclosure in 2013. However, with the stricter borrowing policies, mentioned earlier coupled with higher down payment requirements, the multifamily housing sector appears to have the highest permit activity since 2002. This particular housing sector is estimated to experience a growth increase by as much as 44% in 2013-2014. A recent Metrostudy economic briefing indicated that, going forward, we might see more “doubling up” due to high rental rates. The vacancy rate for apartments, in the Denver metro area was slightly above 4%, as of late 2013 while the Boulder, Fort Collins and Greeley areas had an aggregate vacancy rate below 3%. The low vacancy rates are another factor that has worked to stimulate more multifamily construction activity.

This year’s performance was not as robust, in absolute terms, as prior years due to the factors stated previously but still compares favorably with other funds. The Fund’s fiscal year for total return (principal appreciation plus income) performance record was ranked #7 by US News and World Report when compared to peers in the single-state intermediate municipal bond fund category. This year, our conservative posture paid off. The Fund held on to its record of not having a negative year, in terms of total return. For the fiscal year ended September 30, 2014 the Fund experienced a total return of 6.06% at net asset value; the return was comprised of an investment income component of 4.52% and principal appreciation of 1.54%. From a pure income basis, the Fund ranks at the top of its noted peer group. Some funds used leverage in an attempt to enhance their yields which the Fund did not. The Fund’s income distribution performed above average compared to our single-state competitors and our comparative performance on this metric over the three-year period of 2010 through 2013 was excellent. According to Thomson Reuters, the Fund previously has ranked as a top-performer in eight out of the last fourteen calendar years (1999, 2001, 2003, 2005, 2006, 2007, 2008, and 2010). The Fund competed well with the other Colorado municipal bond funds in the ten and fifteen-year total return performance category at net asset value with returns of 4.72% and 5.30%, respectively, demonstrating its consistency over a longer time frame. The average annual total returns at the maximum offering price (including sales charges and reinvestment of all dividends and distributions) are 1.02%, 2.72%, 3.45%, 4.21% for the one, three, five and ten-year periods ended September 30, 2014, respectively.

A key factor which has contributed to the Fund’s stability in the past and continues going forward is management’s determination to maintain a shorter average duration (time period during which securities are likely to be held by the portfolio), among the lowest in our peer group. The Fund carried a disproportionately high weighting of short-term bonds in the portfolio, designed to lessen the exposure to market risk in a time when it seemed likely for interest rates to rise and spreads to widen.

While the strategy of buying short maturities helped to protect principal, it did not maximize the current income stream. Distributions of $0.42/share in fiscal year 2014 compared favorably to $0.39/share and $0.41/share in fiscal years 2013 and 2012, respectively. It is management’s philosophy that it is easier to recoup lost income than it is to recover principal losses. Until the risks posed by rising interest rates have abated, management will continue to exercise this methodology. Much of this year’s income may be attributed to longer term holdings being principally invested in non-rated tax-exempt bonds, with coupon rates that exceed average coupons currently available in the market. Non-rated securities are generally subject to greater credit risk than rated issues; but proper analysis by management may effectively mitigate these risks. It should be stated that past performance is not necessarily indicative of future performance, but it is one of many important factors to consider when evaluating a potential investment.

PERFORMANCE SUMMARY (Unaudited)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

COLORADO BONDSHARES(1)

THE LIPPER GENERAL MUNICIPAL DEBT FUND INDEX(4)

AND THE BARCLAYS CAPITAL MUNICIPAL BOND TOTAL RETURN INDEX(5)

(1)	Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated period of time, taking into account the imposition of the sales charge and other fees and assuming the reinvestment of all dividends and distributions. Past performance is not indicative of future performance. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund.

*	Fiscal year ended September 30, 2007 includes an interest payment of approximately $3.8 million representing four years of unpaid interest relating to the Fund’s holding of United Airlines/Denver International Airport bonds that is a non-recurring event outside of the control of the Fund.

(2)

Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period. Average annual total returns for the one-year, five-year and ten-year periods ended September 30, 2014 are 1.02%, 3.45%, and 4.21%, respectively. Average annual total includes the imposition of the sales charge and assumes the reinvestment of all dividends and distributions. Past performance is not indicative of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund.

(3)	Includes reinvestment of dividends and adjustment for the maximum sales charge of 4.75%.

(4)	The Lipper General Municipal Debt Fund Index is a non-weighted index of the 30 largest funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings. The Lipper General Municipal Debt Fund Index reflects no deductions for fees, expenses or taxes, includes reinvestment of dividends but does not reflect any adjustment for sales charge.

(5)	The Barclays Capital Municipal Bond Total Return Index is considered representative of the broad market for investment grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million. You cannot invest directly in this index. This index is not professionally managed and does not pay any commissions, expenses or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower. The Fund selected the Barclay Index to compare the returns of the Fund to an appropriate broad-based securities market index. You should note, however, that there are some fundamental differences between the portfolio of securities invested in by the Fund and the securities represented by the Barclay Index. Unlike the Fund which invests primarily in not-rated securities on issues of any size, the Barclay Index only includes securities with a rating of at least “Baa” by Moody’s Investor Services, Inc. from an issue size of no less than $50 million. Some of these differences between the portfolio of the Fund and the securities represented by the Barclay Index may cause the performance of the Fund to differ from the performance of the Barclay Index.

FUND EXPENSES (unaudited)

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and compare these costs with those of other mutual funds. The examples (actual and hypothetical 5% return) are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

As a shareholder of Colorado BondShares — A Tax-Exempt Fund (the “Fund”) you can incur two types of costs:

•	Sales charges (front loads) on fund purchases and

•

Ongoing fund costs, including management fees, administrative services, and other fund expenses. All mutual funds have operating expenses. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

Actual Fund Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2014

Colorado BondShares — A Tax-Exempt Fund	Beginning Account Value 04/01/14	Ending Account Value 09/30/14	Expenses Paid During Period(1)
Based on Actual Fund Return	$1,000.00	$1,030.50	$3.56
Based on Hypothetical 5% Annual Return Before Expenses	$1,000.00	$1,021.50	$3.55

(1)	The expenses shown in this table are equal to the Fund’s annualized expense ratio of 0.70% for fiscal year ended September 30, 2014, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher. You can find more information about the Fund’s expenses in the Financial Statements section of this report. For additional information on operating costs please see the Fund’s prospectus.

CREDIT QUALITY (unaudited)

Colorado BondShares — A Tax-Exempt Fund

Based on a Percentage of Total Net Assets as of September 30, 2014

SECTOR BREAKDOWN (unaudited)

Colorado BondShares — A Tax-Exempt Fund

Based on a Percentage of Total Net Assets as of September 30, 2014

* Cash & equivalents include cash, receivables less liabilities.

** Short-term investments include securities with a maturity date or redemption feature of one year or less, as identified in the Schedule of Investments.

Pre-refunded bonds which are securities that are collateralized by an amount sufficient to pay both principal and interest totaled 4.7% of total net assets, as of September 30, 2014.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Colorado BondShares — A Tax-Exempt Fund:

We have audited the accompanying statement of assets and liabilities of Colorado BondShares — A Tax-Exempt Fund (the “Fund”), including the schedule of investments, as of September 30, 2014, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Colorado BondShares — A Tax-Exempt Fund as of September 30, 2014, and the results of its operations, and changes in its net assets for the year then ended, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of September 30, 2013 and for the year then ended, including the financial highlights for the four years then ended, were audited by other auditors whose report dated November 27, 2013 expressed an unqualified opinion on those statements.

EKS&H LLLP

November 21, 2014

Denver, Colorado

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments

September 30, 2014

Face Amount		Value
	Colorado Municipal Bonds — 45.7%
1,600,000	Aberdeen Metropolitan District No. 1 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 7.50% to yield 8.00% due 12/1/2035	$1,599,936
745,000	Adonea Metropolitan District No. 2 LTD Tax (Convertible to Unlimited Tax) G.O. Series 2005A, 6.125% to yield 6.25% due 12/1/2025	416,515
2,000,000	Arista Metropolitan District Special Revenue Series 2005, 6.75% due 12/1/2035	2,003,340
6,000,000	Arista Metropolitan District Subordinate (Convertible to Parity) Special Revenue Series 2008, 9.25% to yield 8.125% – 11.73% due 12/1/2037	3,309,720
1,000,000	Beacon Pointe Metropolitan District LTD Tax (Convertible to Unlimited Tax) G.O. Series 2005A, 6.125% to yield 6.25% due 12/1/2025	1,007,010
4,315,000	Boulder County Development Revenue (Boulder College of Massage Therapy Project) Series 2006A, 6.35% due 10/15/2031(a)(j)	4,315,000
2,162,000	Bradburn Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2004, 8.00% due 12/15/2034	2,162,692
8,000,000	Brighton Crossing Metropolitan District No. 4 G.O. (LTD Tax Convertible to Unlimited Tax) Refunding Series 2013, 7.00% 12/1/2023	8,210,560
11,175,000	Bromley Park Metropolitan District No. 2 G.O. LTD Tax Convertible Zero Coupon Series 2007B, 7.00% due 12/15/2037	11,188,745
1,426,000	Buffalo Run Mesa Metropolitan District LTD Tax G.O. Series 2004, 5.00% to yield 5.793% – 5.832% due 12/1/2034(j)	1,283,400
437,363	Buffalo Run Mesa Metropolitan District LTD Tax G.O. Series 2006, 5.00% to yield 5.763% due 12/1/2037(j)	393,627
500,000	Castle Oaks Metropolitan District G.O. LTD Tax Series 2005, 6.00% due 12/1/2025(b)	532,255
8,010,000	Castle Oaks Metropolitan District G.O. LTD Tax Refunding and Improvement Series 2012, 5.50% due 12/1/2022	8,018,571
6,500,000	Cimarron Metropolitan District LTD Tax (Convertible to Unlimited Tax) Revenue Series 2012, 6.00% due 12/1/2022	6,512,285
6,485,214	Colorado Centre Metropolitan District LTD Tax and Special Revenue Series 1992B, 0.00% due 1/1/2032(g)(i)(j)	3,404,737
2,015,445	Colorado Centre Metropolitan District LTD Tax and Special Revenue Series 1992A, principal only, due 1/1/2027(e)(i)(j)	1,612,356
2,014,408	Colorado Centre Metropolitan District LTD Tax and Special Revenue Series 1992A, interest only, 9.00% due 1/1/2027(f)(i)(j)	1,611,526
1,630,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue (Brighton Charter School Project) Series 2006, 6.00% due 11/1/2036	1,423,267
3,635,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue (Carbon Valley Academy Project) A Charter School Created by St. Vrain Valley RE-1J Series 2006, 5.625% to yield 7.394% – 8.022% due 12/1/2036	2,906,764

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
	Colorado Municipal Bonds — (Continued)
1,310,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue (Knowledge Quest Academy Project) A Charter School Created by Weld County School District No. RE-5J, Series 2005 , 6.50% to yield 8.00% due 5/1/2036	$1,164,498
785,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue Refunding and Improvement (Elbert County Charter School Project) Series 2004, 7.375% to yield 7.45% due 3/1/2035	751,119
7,160,000	Colorado Educational and Cultural Facilities Authority (Union Colony Elementary School Project) A Charter School Chartered Through Weld County School District 6 Charter School Revenue Series 2012A, 5.65% due 3/1/2016	7,160,000
15,570,000	Colorado Educational and Cultural Facilities Authority (Jefferson Academy Project) A Charter School Chartered Through Jefferson County School District No. R-1 Charter School Revenue Refunding and Improvement Series 2012, 5.65% due 6/15/2017	15,577,629
9,835,000	Colorado Educational and Cultural Facilities Authority (STEM School Project) A Charter School Chartered Through Douglas County School District Re. 1 Charter School Revenue Series 2012A, 5.70% due 6/15/2017	9,836,082
8,470,000	Colorado Educational and Cultural Facilities Authority (Westgate Community School Project) A Charter School Chartered Through Adams 12 Five Star Schools Charter School Revenue Series 2012A, 5.75% due 7/1/2017	8,470,508
10,980,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue (University Lab School Project) A Charter School Chartered Through Weld County School District No. 6 Series 2012, 5.40% due 12/15/2017	10,989,004
20,000,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue (American Academy Parker Facilities Project) A Charter School Created by Douglas County School District Re. 1 Series 2012, 5.70% due 12/15/2017	20,001,600
3,780,000	Colorado Educational and Cultural Facilities Authority (STEM School Expansion Project) A Charter School Chartered Through Douglas County School District RE 1 Charter School Revenue Series 2013A, 5.80% due 6/15/2018	3,801,546
13,275,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue, Series 2013 (Prospect Ridge Academy Project) A Charter School Authorized Through Adams 12 Five Star Schools, 5.80% due 8/15/2018	13,339,118
32,365,000	Colorado Educational and Cultural Facilities Authority (Ability Connection Colorado Project) Refunding and Improvement Revenue Series 2014, 5.85% due 4/01/2019	32,783,156
3,680,000	Colorado Educational and Cultural Facilities Authority (Swallow Charter Academy) Refunding and Improvement Revenue Series 2014, 5.70% due 11/15/2019	3,693,285
3,755,000	Colorado Housing and Finance Authority Economic Development Revenue (Micro Business Development Corporation Project) Series 2005, 6.75% due 12/1/2010(a)(j)	1,938,331
22,360,000	Colorado Springs Urban Renewal Authority Tax Increment Revenue (University Village Project) Series 2008A Senior, 7.00% to yield 7.00% – 9.00% due 12/1/2029	15,816,346

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
	Colorado Municipal Bonds — (Continued)
7,435,000	Colorado Springs Urban Renewal Authority Tax Increment Revenue (University Village Project) Series 2008B Subordinate (Convertible to Senior), 7.50% due 12/15/2029	$3,758,318
1,545,000	Confluence Metropolitan District (in the town of Avon) Tax Supported Revenue Series 2007, 5.25% to yield 6.929% due 12/1/2017	1,514,471
1,030,000	Country Club Highlands Metropolitan District G.O. Limited Tax Series 2007, 7.25% due 12/1/2037	415,564
220,000	Denver Convention Center Hotel Authority Convention Center Hotel Senior Revenue Refunding Series 2006, 4.50% to yield 4.25% – 8.481% due 12/1/2022	225,680
435,000	Denver (City and County of) Single Family Home Mortgage Revenue (Metro Mayors Caucus Single Family Mortgage Bond Program) Series 2001A, 6.30% to yield 5.80% due 11/1/2032	460,704
510,000	Denver West Promenade Metropolitan District Limited Tax (Convertible to Unlimited Tax) G.O. Series 2013, 5.125% due 12/01/2031	497,179
7,065,000	East Cherry Creek Valley Water and Sanitation District Water Activity Enterprise, Inc. Step Rate Water Revenue Series 2004, 6.00% due 11/15/2023(c)	7,067,614
4,500,000	Elbert and Highway 86 Commercial Metropolitan District Public Improvement Fee Revenue Series 2008A, 7.50% due 12/1/2032	2,004,435
620,000	Fort Lupton Golf Course Revenue Anticipation Warrants Senior Series 1996A, 8.50% due 12/15/2015(a)	620
3,830,000	Fronterra Village Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Refunding & Improvement Series 2007, 4.375% – 5.00% to yield 4.552% – 7.135% due 12/1/2017-2034	3,897,286
2,000,000	Granby Ranch Metropolitan District LTD Tax G.O. Series 2006, 6.75% due 12/1/2036	2,014,740
1,000,000	High Plains Metropolitan District LTD Tax (Convertible to Unlimited Tax) G.O. Series 2005A, 6.125% to yield 6.25% due 12/1/2025	558,710
4,293,000	Hyland Village Metropolitan District LTD Tax G.O. Variable Rate Bonds Series 2008, 6.25% to yield 26.393% due 12/1/2027	1,257,892
1,006,000	Jeffco Business Center Metropolitan District No. 1 LTD Tax G.O. Series 2000, 8.00% to yield 20.907% due 5/1/2020(j)	1,006,000
360,000	Lafayette City Center GID LTD Tax G.O. Series 1999, 5.75% to yield 7.60% due 12/1/2018	352,804
4,215,000	Madre Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2007A, 5.375% to yield 5.375% – 7.534% due 12/1/2026	3,539,588
2,500,000	Madre Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2007A, 5.50% to yield 6.95% – 9.654% due 12/1/2036	1,903,475
17,485,000	Marin Metropolitan District LTD Tax G.O. Series 2008, 7.75% due 12/1/2028	17,765,285
11,580,000	Meadows Metropolitan District No. 1 G.O. LTD Tax Series 1989 A (reissued on 12/29/1993), 7.999% due 6/1/2029(k)	11,889,533

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
	Colorado Municipal Bonds — (Continued)
11,565,000	Meadows Metropolitan District No. 2 G.O. LTD Tax Series 1989 B (reissued on 12/29/1993), 7.999% due 6/1/2029(k)	$11,874,132
11,515,000	Meadows Metropolitan District No. 7 G.O. LTD Tax Series 1989 C (reissued on 12/29/1993), 7.999% due 6/1/2029(k)	11,822,796
260,000	Mount Carbon Metropolitan District LTD Tax and Revenue Refunding Series 2004A, 7.00% to yield 7.075% due 6/1/2043	155,311
2,000,000	Mount Carbon Metropolitan District LTD Tax and Revenue Refunding Series 2004B, 7.00% to yield 7.075% due 6/1/2043	1,194,700
565,000	Mount Carbon Metropolitan District LTD Tax and Revenue Refunding Series 2004C, due 6/1/2043(e)	56,500
1,000,000	Mountain Shadows Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2007, 5.50% due 12/1/2027	966,300
2,540,000	Murphy Creek Metropolitan District No. 3 G.O. (LTD Tax Convertible to Unlimited Tax) Refunding and Improvement Series 2006, 6.00% to yield 7.90% due 12/1/2026	1,253,261
1,880,000	Murphy Creek Metropolitan District No. 3 G.O. (LTD Tax Convertible to Unlimited Tax) Refunding and Improvement Series 2006, 6.125% to yield 7.90% – 12.568% due 12/1/2035	918,023
1,500,000	Neu Towne Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2004, 7.20% due 12/1/2023	398,310
4,585,000	Northwest Metropolitan District No. 3 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 6.125% to yield 12.00% due 12/1/2025	4,456,528
18,500,000	Northwest Metropolitan District No. 3 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 6.25% to yield 13.00% due 12/1/2035	17,398,325
3,325,000	Pine Bluffs Metropolitan District (in the town of Parker) G.O. LTD Tax Series 2004, 7.25% to yield 17.889% due 12/1/2024	1,648,302
2,340,000	Potomac Farms Metropolitan District G.O. Refunding and Improvement (LTD Tax Convertible to Unlimited Tax) Series 2007A, 7.25% due 12/1/2037	1,983,478
423,000	Potomac Farms Metropolitan District G.O. Refunding and Improvement (LTD Tax Convertible to Unlimited Tax) Series 2007B, 7.625% due 12/1/2023	404,845
9,000,000	Ravenna Metropolitan District G.O. LTD Tax Series 2007, 7.00% due 12/1/2037(j)	8,449,830
3,500,000	Reata North Metropolitan District LTD TAX G.O. Series 2007, 5.50% to yield 9.00% due 12/1/2032	2,571,765
13,350,000	Reata South Metropolitan District LTD TAX G.O. Series 2007A, 7.25% due 6/1/2037	12,930,410
935,000	Riverdale Peaks II Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 6.40% due 12/1/2025(l)	387,857
1,135,000	Riverdale Peaks II Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 6.50% due 12/1/2035(l)	446,032
603,000	Routt County LID No. 2002-1 Special Assessment Series 2004A, 6.50% to yield 6.59% due 8/1/2024	603,627

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
	Colorado Municipal Bonds — (Continued)
60,444	Roxborough Village Metropolitan District Series 1993A, 9.00% due 12/31/2016(i)	$60,186
254,204	Roxborough Village Metropolitan District Series 1993B, principal only, 0.00% due 12/31/2021(e)(i)(j)	135,875
262,150	Roxborough Village Metropolitan District Series 1993B, interest only, 10.41% due 12/31/2042(f)(i)(j)	40,633
500,000	Silver Peaks Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2006, 5.75% due 12/1/2036	333,585
3,685,000	Solitude Metropolitan District Senior G.O. LTD Tax Series 2006, 7.00% due 12/1/2026	3,694,765
8,000,000	Southglenn Metropolitan District Subordinate Convertible Capital Appreciation Special Revenue Series 2008, 8.125% due 12/15/2030	8,243,520
9,000,000	Stone Ridge Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2007, 7.25% due 12/1/2031	1,980,270
1,186,000	Traditions Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2006, 5.75% to yield 7.63% due 12/1/2036	1,174,460
18,240,000	United Water & Sanitation District (Lupton Lakes Water Storage Project and Water Activity Enterprise) Revenue Series 2006, 6.00% due 3/1/2021	18,276,662
6,875,000	United Water & Sanitation District Ravenna Project Water Activity Enterprise Convertible Capital Appreciation Series 2007, 6.125% due 12/1/2037	6,901,194
10,145,000	United Water & Sanitation District United Water Acquisition Project Water Activity Enterprise Revenue Refunding Series 2012, 6.00% due 12/1/2023	10,341,306
11,500,000	Valagua Metropolitan District G.O. LTD Tax Series 2008, 7.75% – 31.019% due 12/1/2037	2,899,495
2,250,000	Waterfront Metropolitan District LTD Tax (Convertible to Unlimited Tax) G.O. Refunding & Improvement Series 2007, 4.25% to yield 7.794% due 12/1/2032	2,041,808
500,000	Wheatlands Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 6.00% due 12/1/2025	502,130
1,245,000	Wheatlands Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2008, 8.25% due 12/15/2035	1,254,375
1,989,000	Wildgrass Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Refunding Series 2007, 6.20% to yield 5.25% due 12/1/2034	2,017,662

	Total Colorado Municipal Bonds (amortized cost $425,087,284)	$407,182,684

	Short-Term Municipal Bonds — 27.8%
1,367,000	BNC Metropolitan District No.1 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2004, 8.00% due 6/1/2028(b)	$1,398,892
11,455,000	Broomfield Urban Renewal Authority Tax Increment Revenue (Broomfield Event Center Project) Series 2005, 0.11%, due 12/1/2030 (LOC 6)	11,455,000
7,535,000	Castle Pines North Finance Corporation Variable Rate Certificates of Participation Series 2008, 0.07% due 12/1/2033 (LOC 1)	7,535,000

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
	Short-Term Municipal Bonds — (Continued)
4,295,000	Colorado Housing and Finance Authority Multi-Family/Project Class I Adjustable Rate 2002 Series A-1, 0.07% due 10/1/2022 (LOC 2)	$4,295,000
9,140,000	Colorado Housing and Finance Authority Multi-Family/Project Class I Adjustable Rate 2008 Series C-3, 0.04% due 10/1/2038 (LOC 2)	9,140,000
8,725,000	Colorado Housing and Finance Authority Single Family Mortgage Class I Adjustable Rate 2006 Series A-2, 0.04% due 11/1/2034 (LOC 2)	8,725,000
28,835,000	Colorado Housing and Finance Authority Single Family Mortgage Class I Adjustable Rate 2005 Series B-2, 0.06% due 5/1/2034 (LOC 3)	28,835,000
15,680,000	Colorado Housing and Finance Authority Multi-Family/Project Class I Adjustable Rate 2005 Series A-2, 0.06% due 4/1/2036 (LOC 3)	15,680,000
7,740,000	Colorado Housing and Finance Authority Single Family Mortgage Class I Adjustable Rate 2002 Series B-3, 0.06% due 11/1/2021 (LOC 3)	7,740,000
19,950,000	Colorado Housing and Finance Authority Single Family Mortgage Class II Adjustable Rate 2013 Series B, 0.04% due 11/1/2036 (LOC 8)	19,950,000
2,000,000	Colorado Housing and Finance Authority Single Family Mortgage Class I Adjustable Rate 2006 Series C-2, 0.04% due 11/1/2034 (LOC 2)	2,000,000
8,230,000	Colorado Springs (City of) Variable Rate Demand Utilities System Improvement Revenue Series 2010C, 0.05% due 11/1/2040 (LOC 7)	8,230,000
1,500,000	Colorado Springs (City of) Variable Rate Demand Utilities System Improvement Revenue Series 2012A, 0.04% due 11/1/2041 (LOC 5)	1,500,000
14,355,000	Cornerstone Metropolitan District No. 2 Subordinate Variable Rate LTD Tax G.O. Refunding Series 2010B, 0.06% due 12/1/2046 (LOC 4)	14,355,000
9,425,000	EagleBend Affordable Housing Corporation Taxable Convertible Variable Rate Multifamily Housing Project Revenue Refunding Series 2006A, 0.05% due 7/1/2021 (LOC 5)	9,425,000
30,970,000	Ebert Metropolitan District LTD Tax G.O. Refunding Series 2004A, 8.00% to yield 5.05% due 12/1/2034(b)	31,350,931
10,500,000	Freddie Mac Multifamily M Certificates Class A Series M-031 0.05% due 12/15/2045(j)	10,500,000
21,000,000	Jefferson Center Metropolitan District No. 2 Special Revenue Variable Rate Series 2007A, 4.89% due 12/1/2028(j)	21,000,000
12,240,000	Town of Mountain Village Housing Authority Housing Facilities Revenue (Village Court Apartments Project) Series 2000, 0.05% due 11/1/2040 (LOC 5)	12,240,000
900,000	Parker Automotive Metropolitan District G.O. Variable Rate (LTD Tax Convertible to Unlimited Tax) Series 2005, 0.05% due 12/1/2034 (LOC 5)	900,000
4,510,000	Government Development Bank for Puerto Rico Senior Notes, 2006 Series B, 5.00% to yield 11.841% due 12/1/2014	4,456,917
2,080,000	Santee Sioux Nation Tribal Health Care Revenue (Indian Health Service Joint Venture Construction Program Project) Series 2009, 8.00% due 10/1/2014	2,080,208
1,760,000	Serenity Ridge Metropolitan District No. 2 Series 2004, 7.375% due 12/1/2024(b)	1,770,560

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
	Short-Term Municipal Bonds — (Continued)
7,400,000	Sheridan Redevelopment Agency Variable Rate Tax Increment Refunding Revenue (South Santa Fe Drive Corridor Redevelopment Project) Series 2011A-1, 0.08% due 12/1/2029 (LOC 7)	$7,400,000
2,000,000	Southlands Metropolitan District No. 1 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2004, 7.125% to yield 7.18% due 12/1/2034(b)	2,023,680
250,000	Southlands Metropolitan District No. 1 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2004, 6.75% to yield 6.80% due 12/1/2016(b)	252,630
1,000,000	Southlands Metropolitan District No. 1 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2004, 7.00% to yield 7.05% due 12/1/2024(b)	1,011,630
3,012,007	Sterling Hills West Metropolitan District G.O. LTD Tax Series 2004, 7.50% due 12/1/2021(b)	3,079,717

	Total Short-Term Municipal Bonds (amortized cost $247,876,641)	$248,330,165

	Colorado Capital Appreciation and Zero Coupon Bonds — 4.0%
520,000	Colorado Health Facilities Authority Zero Coupon Retirement Housing Revenue (Liberty Heights Project) 1990 Subordinate Series B, 6.97% due 7/15/2020(b)(d)	$473,429
7,470,000	Conifer Metropolitan District Jefferson County Supplemental Interest Coupons Series 2006, 8.00% due 12/1/2010-12/1/2031(a)(d)(j)	3,352,312
15,725,000	Flying Horse Metropolitan District No. 2 Refunding and Improvement Subordinate LTD Tax G.O. Convertible Capital Appreciation Series 2013B, 8.00% due 12/15/2042(d)	10,887,833
14,000,000	PV Water and Sanitation Metropolitan District Capital Appreciation Revenue Series 2006, 6.00% due 12/15/2017(a)(d)	5,873,280
3,415,000	Ravenna Metropolitan District Supplemental “B” Interest Registered Coupons, 8.25% due 12/1/2013-12/1/2023(d)(j)	2,464,081
4,390,000	Traditions Metropolitan District No. 2 Subordinate G.O. (LTD Tax Convertible to Unlimited Tax) Convertible Capital Appreciation Series 2008, 8.50% due 12/15/2037(d)	4,344,915
8,920,000	United Water & Sanitation District Ravenna Project Water Activity Enterprise Capital Appreciation Revenue Refunding Series 2009, 6.50% due 12/15/2016(a)(d)(j)	2,973,304
2,286,030	United Water & Sanitation District Ravenna Project Water Activity Enterprise Capital Appreciation Subordinate Series 2006B, 7.00% due 12/15/2011(d)(j)	2,171,728
6,530,000	Wildwing Metropolitan District No. 1 Capital Appreciation Revenue Series 2008, 7.50% due 12/1/2023(d)	3,352,306

	Total Colorado Capital Appreciation and Zero Coupon Bonds (amortized cost $46,148,867)	$35,893,188

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount			Value
	Other Municipal Bonds — 4.0%
4,904,915	Freddie Mac Multifamily Variable Rate Certificates Series M001 Class B, 18.48% due 4/1/2037(g)(j)		$4,904,915
538,000	The Industrial Development Authority of the City of Kansas City, Missouri Multi-family Housing Revenue (Alexandria Apartments) Series 2005A, 6.75% due 1/1/2028		544,714
1,650,000	Lower Brule Sioux Tribe (Lower Brule, South Dakota) Tribal Purpose Refunding Tax-Exempt Series 2014C, 5.875% due 3/01/2025		1,658,844
6,975,000	The Hospital Facilities Authority of Multnomah County, Oregon Revenue Refunding (Odd Fellows Home-Friendship Health Center) Series 2013A, 5.45% due 9/15/2020		6,912,016
1,560,000	Oglala Sioux Tribe (Pine Ridge, South Dakota) Essential Governmental Function Revenue and Refunding Series 2012, 5.00% due 10/1/2022		1,560,858
1,985,000	Oglala Sioux Tribe (Pine Ridge, South Dakota) Essential Governmental Function Revenue Tax-Exempt Series 2014B, 5.50% to yield 5.70% due 10/1/2024		2,015,251
7,100,000	Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Series 2007A Capital Appreciation 6.75% due 8/01/2045(d)		987,681
20,000,000	Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Senior Series 2011C Capital Appreciation 8.00% due 8/01/2038(d)		3,579,400
10,000,000	Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Senior Series 2011C Capital Appreciation 8.00% due 8/01/2039(d)		1,665,100
936,000	The Industrial Development Authority of the City of St. Louis, Missouri Senior Housing Revenue (Grant School Apartments) Series 2005A, 6.75% due 5/1/2027		930,057
4,500,000	Tacoma, Washington (City of) Consolidated LID District No.65, 5.75% to yield 5.75% – 6.22% due 4/1/2043		4,517,505
5,000,000	Uinta County School District Number 6 G.O. Refunding Series 2006, 7.00% to yield 4.40% due 12/1/2020		6,062,050

	Total Other Municipal Bonds (amortized cost $33,982,636)		$35,338,391

	Colorado Taxable Bonds/Certificates/Notes — 0.7%
1,806,518	777 S High Street LLC, Tax Lien Receipt Certificates, 9.00% due 10/15/2012(j)(m)		$1,806,518
4,150,000	Pioneer Metropolitan District No. 3 LTD Tax G.O. Taxable Series 2012, 11.00% due 12/1/2037(j)		4,150,000
227,347	Note receivable from Tabernash Meadows, LLC, a Colorado limited liability company, 24.00% due 2/9/2002(a)(j)		156,940

	Total Colorado Taxable Bonds/Certificates/Notes (amortized cost $6,183,865)		$6,113,458

	Total investments, at value (amortized cost $759,279,293)	82.2%	$732,857,886
	Other assets net of liabilities	17.8%	158,874,965

	Net assets	100.0%	$891,732,851

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

(a)	Defaulted or non-income producing based upon the financial condition of the issuer (see note 2 in notes to financial statements).

(b)	Originally issued as general obligation bonds but are now pre-refunded and are secured by an escrow fund consisting entirely of direct U.S. Government obligations.

(c)	Represents securities whose blended characteristics are reflective of a zero coupon bond and a step rate bond. Interest rate shown represents effective yield at acquisition.

(d)	Interest rate shown for capital appreciation and zero coupon bonds represents the effective yield at the date of acquisition.

(e)	Principal-only certificate represents the right to receive the principal payments on the underlying debt security upon maturity. The price of this security is typically more volatile than that of coupon-bearing bonds of the same maturity.

(f)	Interest-only certificate represents the right to receive semi-annual interest payments on the underlying debt security. The principal amount of the underlying security represents the notional amount on which current interest is calculated. The interest rate shown represents the effective yield at the date of acquisition.

(g)	Interest rate disclosed for cash flow bond represents the effective yield at September 30, 2014. Income on this security is derived from the cash flow of the issuer.

(h)	Represents current interest rate for a step rate bond. No step rate bonds were owned by the Fund at September 30, 2014.

(i)	Terms of security have been restructured since the original issuance. The total face amount of all such restructured securities approximates $11,091,865 and a value of $6,865,313 or less than 1.0% of net assets, as of September 30, 2014.

(j)	Securities valued at fair value (see note 2 in notes to financial statements).

(k)	See note 7 in notes to financial statements for further information on purchase accrued interest related to these bonds.

(l)	The Fund has entered into a forbearance agreement under which it agrees that the issuer may pay a reduced rate of interest in lieu of the contract rate for a period of time (see note 2 in notes to financial statements).

(m)	Tax lien receipt certificates.

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (unaudited) — (Continued)

(LOC)	These securities are Variable Rate Demand Obligations (“VRDO”) with scheduled principal and interest payments that have a guaranteed liquidity provider in the form of a letter of credit. These obligations bear interest at a rate that resets daily or weekly (see note 2 in notes to financial statements). The numbered list below corresponds to the liquidity provider associated with the respective LOC.

1. Wells Fargo Bank, N. A.

2. FHLB Topeka

3. Barclays Bank PLC

4. Bank of America, N.A.

5. US Bank, N. A.

6. BNP Paribas

7. JPMorgan Chase Bank, N.A.

8. Royal Bank of Canada

The following abbreviations are used in the descriptions of securities included in the Schedule of Investments:

G.O. — General Obligation

GID — General Improvement District

LID — Local Improvement District

LTD — Limited

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statement of Assets and Liabilities

September 30, 2014

ASSETS
Investments, at value (amortized cost $759,279,293)	$732,857,886
— see accompanying schedule
Cash	65,432,952
Interest receivable	52,936,153
Purchase accrued interest (note 7)	44,447,427
Receivable for shares of beneficial interest sold	688,974

TOTAL ASSETS	896,363,392

LIABILITIES
Payables and other liabilities:
Dividends payable	1,610,579
Payable for shares of beneficial interest redeemed	1,587,304
Management fees payable	365,732
Accrued expenses payable	1,066,926

TOTAL LIABILITIES	4,630,541

NET ASSETS	$891,732,851

COMPOSITION OF NET ASSETS
Paid-in capital	$917,208,284
Accumulated net realized gain	945,974
Net unrealized depreciation of investments	(26,421,407)

NET ASSETS	$891,732,851

NET ASSET PRICE AND REDEMPTION PRICE PER SHARE (based on 97,854,554 shares of beneficial interest outstanding at September 30, 2014 unlimited number of no par value shares authorized)	$9.11

MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge of 4.75% of offering price)	$9.57

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statement of Operations

For The Fiscal Year Ended September 30, 2014

INVESTMENT INCOME
Interest	$45,583,243
EXPENSES
Management fees (note 4)	4,358,846
Custodian fees (note 5)	63,718
Legal and auditing fees	1,302,961
Portfolio pricing fees	38,330
Registration fees	10,192
Shareholders’ reports	122,525
Transfer agency expenses (note 4)	182,493
Trustees’ fees	7,280
Other	69,272

Total expenses	6,155,617
Custody credits (note 5)	(7,970)

Net expenses	6,147,647

NET INVESTMENT INCOME	39,435,596

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	904,157
Net unrealized appreciation on investments	10,842,121

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	11,746,278

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,181,874

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statements of Changes in Net Assets

For The Fiscal Years Ended September 30

	2014	2013
FROM OPERATIONS:
Net investment income	$39,435,596	$37,733,531
Net realized gain on investments	904,157	885,869
Unrealized appreciation (depreciation) on investments	10,842,121	(24,771,322)

Net increase in net assets resulting from operations	51,181,874	13,848,078

FROM DISTRIBUTIONS TO SHAREHOLDERS: (note 2)
Dividends to shareholders from net investment income	(39,435,596)	(37,733,531)
Net realized gain to shareholders from investment transactions	(885,539)	(161,719)

Total distributions to shareholders	(40,321,135)	(37,895,250)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares	81,472,902	117,309,816
Reinvested dividends and distributions	25,288,471	24,105,749
Redemption of shares	(98,475,505)	(114,158,432)

Increase in net assets derived from beneficial interest transactions	8,285,868	27,257,133

Net increase in net assets	19,146,607	3,209,961
NET ASSETS:
Beginning of period	872,586,244	869,376,283

End of period	$891,732,851	$872,586,244

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For Fiscal Years Ended September 30
	2014	2013	2012	2011	2010
For a share outstanding throughout the period
Net Asset Value, beginning of period	$9.00	$9.24	$9.15	$9.19	$9.15

Income From Investment Operations
Net investment income(1)	0.41	0.39	0.41	0.41	0.40
Net gain or (loss) on investments (both realized and unrealized)	0.12	(0.24)	0.09	(0.04)	0.04

Increase from investment operations	0.53	0.15	0.50	0.37	0.44
Less Distributions
Dividends to shareholders from net investment income	(0.41)	(0.39)	(0.41)	(0.41)	(0.40)
Distributions from realized capital gains	(0.01)	—	—	—	—

Total Distributions	(0.42)	(0.39)	(0.41)	(0.41)	(0.40)

Net increase (decrease) in net asset value	0.11	(0.24)	0.09	(0.04)	0.04

Net Asset Value, end of period	$9.11	$9.00	$9.24	$9.15	$9.19

Total Return, at Net Asset Value(2)	6.06%	1.58%	5.64%	4.17%	4.95%

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment income	4.52%	4.23%	4.42%	4.56%	4.37%
Total expenses	0.71%	0.73%	0.58%	0.58%	0.57%
Net expenses	0.70%	0.73%	0.58%	0.58%	0.57%
Net assets, end of period (000s)	$891,733	$872,586	$869,376	$784,345	$849,349

Portfolio turnover rate(3)	11.36%	8.21%	8.66%	4.67%	2.73%

(1)	Net investment income per share was calculated using an average shares method.

(2)	Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(3)	The portfolio turnover rate is computed by dividing the lesser of purchases or sales of portfolio securities for a period by the monthly average of the value of portfolio securities owned during the period. Sales of securities include the proceeds of securities which have been called, or for which payment has been made through redemption or maturity. Securities with a maturity date of one year or less at the time of acquisition are excluded from the calculation. Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period ended September 30, 2014 were $62,725,748 and $97,987,009, respectively.

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements

(1)	Organization

Colorado BondShares — A Tax-Exempt Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund’s investment objectives are to maximize income exempt from federal income taxes and from personal income taxes of the State of Colorado to the extent consistent with the preservation of capital and to seek opportunities for capital appreciation. The Fund’s investment adviser is Freedom Funds Management Company (“Freedom Funds”). The following is a summary of significant accounting policies consistently followed by the Fund.

(2)	Summary of Significant Accounting Policies

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. These financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the reporting period. The following summarizes the significant accounting policies of the Fund:

(a)	Investment Valuation and Risk

Securities for which there is no last sales price are valued by an independent pricing service based on evaluated prices which considers such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are fair valued by management.

Securities for which market quotations are not readily available (or management considers otherwise are no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings are valued at current market quotations or amortized cost whichever management believes best approximates fair value.

Fixed-income securities owned by the Fund are subject to interest-rate risk, credit risk, prepayment risk and market risk. The Fund invests in not rated securities which may be subject to a greater degree of credit risk and risk of loss of income and principal and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund concentrates its investments in Colorado and, therefore, may be impacted by specific events, issuers or factors affecting Colorado. The Fund has more credit risk related to the economic conditions of Colorado than a portfolio with a broader geographical diversification.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

ASC 820 Fair Value Measurements and Disclosures establishes a fair value hierarchy that classifies securities based on valuation techniques used to measure fair value and distinguish between observable inputs (market data obtained from independent sources) and the reporting entities own assumptions which are not readily observable to market participants. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

Level 1 Inputs:    Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 Inputs:    Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 Inputs:    Significant unobservable inputs for the asset or liability including management’s own assumptions. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

The following table summarizes the valuation of the Fund’s investments as defined by ASC 820 hierarchy levels as of September 30, 2014:

Valuation Inputs Summary

	Colorado Municipal Bonds	Short-Term Municipal Bonds	Colorado Capital Appreciation and Zero Coupon Bonds	Other Municipal Bonds	Colorado Taxable Bonds/ Certificates/Notes	Total Securities September 30, 2014
Level 1 Securities	—	—	—	—	—	—
Level 2 Securities	382,991,369	216,830,165	24,931,763	30,433,476	—	655,186,773
Level 3 Securities	24,191,315	31,500,000	10,961,425	4,904,915	6,113,458	77,671,113

Totals	407,182,684	248,330,165	35,893,188	35,338,391	6,113,458	732,857,886

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

	Colorado Municipal Bonds	Short-Term Municipal Bonds	Colorado Capital Appreciation and Zero Coupon Bonds	Other Municipal Bonds	Colorado Taxable Bonds/ Certificates/Notes	Totals
Level 3 Beginning Balance September 30, 2013	28,196,564	22,000,000	8,497,344	6,464,915	6,407,152	71,565,975
Unrealized Losses	(1,277,482)	—	—	(3,105)	—	(1,280,587)
Unrealized Gains	120	—	—	56,235	—	56,355
Realized Losses	(1,345,475)	—	—	—	—	(1,345,475)
Realized Gains	369,904	—	—	—	—	369,904
Purchases	396,970	10,500,000	—	3,603,955	—	14,500,925
Sales	(6,854,553)	(1,000,000)	—	—	(293,694)	(8,148,247)
Transfers In to Level 3*	8,449,830	—	2,464,081	—	—	10,913,911
Transfers Out of Level 3*	(3,744,563)	—	—	(5,217,085)	—	(8,961,648)

Balance as of September 30, 2014	24,191,315	31,500,000	10,961,425	4,904,915	6,113,458	77,671,113

* Transferred from Level 2 to Level 3 because of a lack, or change of observable inputs or reduced market data reliability. Transferred from Level 3 to Level 2 are the result of observable inputs becoming available or increased market data reliability. The Fund’s policy is to recognize transfers into and out of Level 3 when management becomes aware of a change to significant observable input or market data reliability.

From September 30, 2013 to September 30, 2014, there were no Level 1 Securities.

PURCHASE ACCRUED INTEREST (note 7)

Purchase Accrued Beginning Balance September 30, 2013	44,026,872
Unrealized Losses	—
Unrealized Gains	—
Realized Losses	—
Realized Gains	—
Purchases	—
Sales	—
Transfers In to	—
Transfers Out of	—

Ending Balance September 30, 2014	44,026,872

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

The purchase accrued receivable of $44,447,427 at September 30, 2014 is comprised of $44,026,872 for the Meadows Metropolitan Districts No. 1, 2 and 7; the $420,555 difference is attributable to other municipal bonds.

Significant Unobservable Inputs Quantitative Disclosure

Level 3 Securities*	Fair Value September 30, 2014	Valuation Technique(s)**	Unobservable Inputs	Low	High	Weighted Average
Colorado Municipal Bonds	24,191,315	discounted cash flow	probability of default	0.00%	100.00%	14.23%
		consensus pricing	Bond Dealer #1	0.00%	100.00%	50.67%
			Bond Dealer #2	15.50%	100.00%	83.54%

Short-Term Municipal Bonds	31,500,000	discounted cash flow	probability of default	5.00%	5.00%	5.00%
		consensus pricing	Bond Dealer #1	100.00%	100.00%	100.00%
			Bond Dealer #2	100.00%	100.00%	100.00%
Colorado Capital Appreciation and Zero Coupon Bonds	10,961,425	discounted cash flow	probability of default	10.00%	100.00%	37.52%
		consensus pricing	Bond Dealer #1	0.00%	44.87%	13.72%
			Bond Dealer #2	33.33%	100.00%	58.48%

Other Municipal Bonds	4,904,915	discounted cash flow	probability of default	1.00%	1.00%	1.00%
		consensus pricing	Bond Dealer #1	100.00%	100.00%	100.00%
			Bond Dealer #2	100.00%	100.00%	100.00%
Colorado Taxable Bonds/Certificates/Notes	6,113,458	discounted cash flow	probability of default	5.00%	100.00%	8.92%
		consensus pricing	Bond Dealer #1	69.00%	100.00%	99.20%
			Bond Dealer #2	69.00%	100.00%	99.20%

Total Level 3 Securities at September 30, 2014	77,671,113

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are collateral value, probability of default, and loss severity in the event of default. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

*The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2(a). The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.

**Other unobservable inputs used in the discounted cash flow technique include collateral value and loss severity. These unobservable inputs are specific to the characteristics of each security being valued.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(b)	Income Tax Information and Distributions to Shareholders

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all its net investment income and any net realized gain on investments not offset by capital loss carryforwards to shareholders. The Fund distributes investment income monthly and due to the tax-exempt nature of its investments the income is generally non-taxable to the shareholders. The Fund distributes net realized capital gains, if any, to its shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of tax allocations.

Management has reviewed the Fund’s tax position for all open tax years. As of September 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. The Fund has no examinations in progress.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains, were as follows during the Fund’s tax years ended, September 30, 2014 and September 30, 2013:

	2014	2013
Undistributed net tax-exempt income	$—	$—
Undistributed net ordinary income*	316,055	65,480
Undistributed net long-term capital gain	520,859	804,024

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2014 and September 30, 2013 was designated for purposes of the dividends paid deduction as follows:

	2014	2013
Distributions from net tax-exempt income*	$38,469,330	$37,357,410
Distributions from net ordinary income**	657,936	560,508
Distributions from net long-term capital gain	803,965	151,945

* The Fund hereby designates this amount paid during the fiscal year ended September 30, 2014, as Exempt Interest Dividends.

** Net ordinary income consists of taxable market discount income, taxable interest income and net short-term gains, if any.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

At September 30, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$759,279,293

Gross unrealized appreciation	$22,273,502
Gross unrealized depreciation	(48,694,909)

Net unrealized depreciation of investments	$(26,421,407)

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years. At September 30, 2014, the Fund did not have any capital loss carryforwards.

(c)	Defaulted or Non-income Producing Investments

The Fund discontinues the accrual of interest income on municipal bonds when the securities become delinquent as to payment of principal or interest, or when the Fund’s investment adviser determines that an uncertainty exists as to the realization of all or a portion of the principal balance. The face amount of bonds for which the accrual of interest income has been discontinued approximates $39,307,347 and such bonds have a value of $18,609,787 or 2.09% of net assets, as of September 30, 2014. These securities have been identified in the accompanying Schedule of Investments.

The Fund has entered into forbearance agreements with one district under which it agrees that the issuer may pay a reduced rate of interest in lieu of the contract rate for a period of time. Face amount of the bonds for which the Fund has entered into forbearance agreements total $2,070,000 and have a value of $833,889 or less than 1% of net assets, as of September 30, 2014. These securities has been identified in the Schedule of Investments.

(d)	Investment Transactions and Revenue Recognition

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Purchases and sales of securities, other than short-term securities, aggregated to $62,725,748 and $97,987,009, respectively.

Dividends to shareholders are declared each business day and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated using the identified-cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income is recorded on the accrual basis.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

Variable Rate Demand Obligations (“VRDO”) purchased by the Fund are floating rate obligations that have a nominal long-term maturity but have a coupon rate that is reset periodically (e.g., daily or weekly). The investor has the option to put the issue back to the trustee or tender agent at any time with specified (e.g., seven days) notice, accordingly the Fund treats these obligations as short-term holdings. On September 30, 2014, the interest rates paid on these obligations ranged from 0.04% to 4.89%.

(e)	Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

(f)	Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and may increase or decrease in value prior to the delivery date. The Fund maintains segregated assets with a value equal to or greater than the amount of its purchase commitments. The Fund did not have any when-issued securities at September 30, 2014.

(3)	Shares of Beneficial Interest

The Fund has an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Years Ended September 30,
	2014		2013
	Shares	Amount	Shares	Amount
Shares sold	8,992,869	$81,472,902	12,760,248	$117,309,816
Dividends reinvested	2,794,042	25,288,471	2,627,092	24,105,749

	11,786,911	106,761,373	15,387,340	141,415,565
Shares redeemed	(10,892,579)	(98,475,505)	(12,483,752)	(114,158,432)

Net increase in shares outstanding	894,332	$8,285,868	2,903,588	$27,257,133

(4)	Management Fees and Other Transactions with Affiliates

Management fees paid to Freedom Funds were in accordance with the investment advisory agreement with the Fund which provides for an annual fee equivalent to 0.5% of the net assets of the Fund. Freedom

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

Funds pays all expense associated with advertising, marketing, and distributing the Fund’s shares and serves as the transfer agent, dividend disbursing agent, and registrar for the Fund. Freedom Funds provided certain transfer agency and shareholder services as part of the management fee arrangement for the period ended September 30, 2014. Transfer agency expenses on the Statement of Operations represent direct expenses charged to the Fund by third parties.

Allen Insurance, an affiliate of the investment adviser, acted as agent for the Fidelity Bond and the Errors and Omissions insurance policy maintained by the Fund and as a result received compensation in the form of commissions. The policies were provided by Traveler’s Insurance Company and all the commissions referred to above were paid by Travelers. Allen Insurance received no compensation directly from the assets of the Fund.

The Fund does not have any Trustees who are affiliated with the Advisor or Distributor. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund does not reimburse the Advisor for any compensation or fees associated with the Chief Compliance Officer.

(5)	Custody Credits

Expenses paid indirectly by the Fund represent earnings credits on cash balances maintained with the Fund’s custodian bank, UMB Bank, N.A. The earnings credits resulted in offsetting custodian fees of $7,970 for the period ended September 30, 2014.

(6)	Indemnification

From time to time the Fund may be involved in certain disputes and legal actions arising in the ordinary course of its business. While it is not feasible to predict or determine the outcome of these proceedings, in management’s opinion, based on a review with legal counsel, none of these disputes and legal actions is expected to have a material impact on its financial position or results of operations. However, litigation is subject to inherent uncertainties, and an adverse result in these matters may arise from time to time that may harm the Fund’s business.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(7)	Purchase Accrued Interest

Purchase accrued interest is typically a component of a municipal bond purchase and is paid on settlement date. The accrual period begins on the last interest payment date (or original issue date) and runs through the day immediately preceding the settlement date. The Fund has purchased three bonds from

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

the Meadows Metropolitan Districts No. 1, 2 and 7 with an aggregate balance of purchase accrued of $44,026,872 (99.1% of the September 30, 2014 balance of $44,447,427). Approximately $37,306,651 of additional interest has accrued on the purchase accrued interest since its purchase in 2007. This additional accrued interest has been fair valued in accordance with ASC 820 at approximately $27,943,904 and is included in other assets net of liabilities in the Schedule of Investments. This amount bears interest at the rate of 7.999% and will be received over an uncertain period of years. The value of the Meadows bonds is contained within three separate line items of the financial statements which all relate to a single set of bonds that cannot be sold separately.

(8)	Litigation

Colorado BondShares — A Tax Exempt Fund (the “Fund”) is periodically involved in various legal proceedings. At September 30, 2014 the Fund has a litigation accrual of $778,231 for all pending litigation matters primarily for the purpose of paying lawyer’s fees. Possible additional amounts cannot be currently estimated but will be set aside as needed. Although there can be no assurances, based on information available, management believes that it is probable that the ultimate outcome of each of the actions described below and other matters that are pending or threatened will not have a material effect on the Fund’s financial condition.

Marin Metropolitan District LTD Tax G.O. Series 2008

The Fund is the beneficial owner of bonds issued in 2008 (the “Bonds”) by Marin Metropolitan District (the “District”) as described more fully in the Fund’s semi-annual report for the period ended March 31, 2014 that was filed with the Securities and Exchange Commission on June 6, 2014. The original principal amount of the Bonds was $30,485,000. The current principal amount of the Bonds is $17,485,000.

Landmark Litigation #1

On June 1, 2011, Landmark Towers Association, Inc. (“Landmark”), a homeowner association, filed an action on behalf of its members entitled Landmark Towers Ass’n, et al. v. UMB Bank, et al., Case Number 2011-CV-1076 in Arapahoe County District Court, Colorado (“Landmark Litigation #1”). The complaint filed in Landmark Litigation #1 sought a temporary restraining order, declaratory relief and permanent injunction against the District, the Fund, and UMB Bank, (“UMB”), the trustee, alleging that the taxes imposed by the District pledged to pay the Bonds violated Colorado’s Tax Payer Bill of Rights (“TABOR”).

In August 2011, Landmark sought to freeze approximately $13,000,000 in original proceeds from the sale of the Bonds to the Fund, which moneys were held by UMB as trustee. The District Court denied Landmark’s efforts to freeze the $13,000,000 and allowed those moneys to be paid to the Fund, which reduced the principal amount of the Bonds to the current level.

In July and August 2013, the District Court held a bench trial regarding Landmark’s claims for declaratory relief and permanent injunction. On September 6, 2013, the District Court issued an order (“Sept. 6 Order”) that the District was properly formed and that the election approving the taxes was proper, but nonetheless held that there were violations of TABOR relating to the property taxes. In particular, the

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

District Court held that (1) bond proceeds were used to pay improper charges of the developer; (2) the taxes exceeded the maximum mill levy for debt service; and (3) the taxes did not benefit the Landmark taxpayers. After holding that the taxes did not provide a benefit to the Landmark taxpayers, the Court enjoined the District from imposing its taxes on the Landmark members for purposes of paying the Bonds (the “Injunction”). The Fund, the District and UMB filed a motion for reconsideration of the Sept. 6 Order, which the District Court denied in an order dated October 31, 2013 (“Oct. 31 Order”).

While the Fund was not found to be responsible for damages based on the asserted TABOR violations, the District Court on March 10, 2014 entered an order allowing Landmark to pursue claims for fraudulent transfer and constructive trust that could result in the Fund being ordered to pay some or all of the tax refund obligations of the District.

In August 2014, the District Court held a four-day trial on the newly asserted claims against the Fund, and on September 10, 2014, the District Court issued an order (the “Sept. 10 Order”) denying each of the new claims asserted against the Fund. Landmark, however, filed a post-trial motion for reconsideration of the Sept. 10 Order, which motion was denied on November 12, 2014.

The Fund has filed a Notice of Appeal of the Sept. 6 Order and the Oct. 31 Order, including the Injunction. In addition, the Fund has filed a motion to stay the Injunction pending appeal.

The Injunction, if upheld, would reduce the current tax revenues pledged to pay the Bonds. However, it is impossible to determine the direction, cost, duration or ultimate outcome of the Landmark Litigation #1. In addition, litigation is expensive and time consuming and, while the Fund fully intends to recover its costs, there can be no assurance that this will occur and there could be further adverse effects on dividend distributions and net asset values of the Fund while the matter is pending.

Landmark Litigation #2

In February 2012, in a separate legal proceeding entitled In the Matter of Marin Metropolitan District, Case No. 2007-CV-1793 (“Landmark Litigation #2”), Landmark filed a motion asking the District Court to set aside its order approving the formation of the District. Landmark argued that the District committed a fraud on the District Court by failing to disclose material information. The Fund intervened in Landmark Litigation #2 in March 2012. Following an evidentiary hearing in December 2012, the District Court dismissed Landmark’s motion on the grounds that its challenge to the formation of the District was untimely and barred by the applicable statute of limitations. Landmark appealed the District Court’s decision, and on March 27, 2014, the Colorado Court of Appeals affirmed the District Court’s decision that the formation of the District could not now be challenged by Landmark.

In May 2014, Landmark petitioned the Colorado Supreme Court to review the decision and that petition is still pending. The Fund believes that the District Court and the Court of Appeals have properly denied Landmark’s request to set aside the order to form the District. However, if the decisions are reversed and the District is found to have been improperly formed, the tax revenues pledged to pay the Bonds would be reduced or eliminated, which could have an adverse effect on dividend distributions and net asset values of the Fund.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

United Water & Sanitation District Ravenna Project Series 2009

(River Canyon Real Estate Investments, LLC Bankruptcy)

On July 31, 2013 the U.S. Bankruptcy Court confirmed a Chapter 11 bankruptcy plan proffered by Bankrupt developer River Canyon (associated with development within the Ravenna development). The Fund had opposed the plan because of the unfavorable treatment of creditors. The Fund is also indirectly involved in a related case which was removed to the Douglas County District Court by the bankruptcy court to determine the validity of certain liens filed on the developer’s lots to secure bonds owned by the Fund. All matters pending in Douglas County District Court have now been decided or settled and an appeal has been filed. Following a favorable determination on this appeal, it will be possible to address outstanding issues remaining from the Bankruptcy confirmation. Given the complexity of the issues, the involvement of two separate court jurisdictions, and probable further appeals no prediction as to the likely outcome can be made at this time.

Ravenna Metropolitan District

Colorado BondShares is the holder of approximately $13,600,000 of General Obligation Limited Tax Bonds, Series 2007 and Supplemental B Interest Registered Coupons (collectively the “Ravenna Bonds”) issued by Ravenna Metropolitan District (“Ravenna”). In addition, Ravenna also owes United Water and Sanitation District (“United”) approximately $6,775,000 arising under the Lease Purchase Agreement and related Water Services Agreement (collectively the “Water Agreements”). United in turn is obligated to Colorado BondShares, which obligations are based upon these revenue streams.

Ravenna filed a Voluntary Petition under Chapter 9 of the United States Bankruptcy Code seeking relief under the United States Bankruptcy Code asserting that it is not generally able to pay its debts as they became due and that it will not be able to pay debts as they prospectively become due after the filing of its bankruptcy petition. Colorado BondShares is challenging the eligibility of Ravenna to seek relief under the Bankruptcy Code, asserting, that Ravenna is generally able to pay its debts as they became due as such term is defined under the United States Bankruptcy Code and interpreted in accordance with applicable laws. A five day trial was held to the Court in late July, 2014. The Court has yet to rule on the issue as to whether or not Ravenna is eligible for bankruptcy relief.

If Ravenna is deemed eligible for bankruptcy relief, it is anticipated that Ravenna will attempt to modify, impair and alter the Ravenna’s obligations to Colorado BondShares arising under the Ravenna Bonds and Ravenna will also seek to modify, impair and alter its obligations under the Water Agreements. Counsel is not able, at this time to render an opinion as to the likelihood of an unfavorable outcome or provide an estimate of potential loss, if any.

(9)	Subsequent Events

Management has evaluated the possibility of subsequent events in the Fund’s financial statements through the date of issuance. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(10)	Change in Independent Registered Public Accounting Firm (Unaudited)

On August 19, 2014, the Board of Trustees of the Fund engaged EKS&H LLLP (“EKS&H”) as the independent registered public accounting firm of the Fund to perform the 2014 audit. During the Fund’s fiscal years ended September 30, 2012 and 2013, and the interim period from October 1, 2013 until August 19, 2014, neither the Fund nor anyone on its behalf has consulted with EKS&H on items which (a) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (b) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended and the related instructions thereto) or reportable events (as described in paragraph (a)(1)(v) of said Item 304 of Regulation S-K).

EKS&H was appointed as described above as the result of the resignation of PricewaterhouseCoopers LLP (“PWC”), the Fund’s former independent registered public accounting firm, on May 22, 2014. PWC had provided audit services to the Fund since 2009. PWC’s reports on the financial statements of the Fund for the Fund’s fiscal years ended September 30, 2012 and 2013 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s fiscal years ended September 30, 2012 and 2013, and the interim period from October 1, 2013 until May 22, 2014, there were (a) no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused PWC to make a reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods and (b) no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Fund provided PWC with a copy of the above disclosures and requested that PWC furnish the Fund with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of that letter is expected to be filed as an exhibit to the Fund’s Form N-SAR for the period ended September 30, 2014.

Trustees Approve Advisory Agreement (Unaudited)

The Board of Trustees (the “Trustees”) of Colorado BondShares — A Tax-Exempt Fund unanimously approved the continuance of the Fund’s Investment Advisory and Service Agreement with Freedom Funds Management Company (“Freedom Funds”) at a meeting held on September 30, 2014. In approving the Advisory Agreement, the Trustees, including the disinterested trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by Freedom Funds or its affiliates in connection with providing services to the Fund, compared the fees charged by Freedom Funds to those paid by similar funds, and analyzed the expenses incurred by Freedom Funds with respect to the Fund. The Trustees also considered the Fund’s performance relative to a selected peer group, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. The Trustees determined that the Fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the Fund and its shareholders. Matters considered by the Trustees in connection with its consideration of the Advisory Agreement included, among other things, the following:

1. Investment Adviser Services

Freedom Funds manages the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and policies. In addition, Freedom Funds administers the Fund’s daily business affairs such as providing accurate accounting records, computing accrued income and expenses of the Fund, computing the daily net asset value of the Fund, assuring proper dividend disbursements, proper financial information to investors, and notices of all shareholders’ meetings, and providing sufficient office space, storage, telephone services, and personnel to accomplish these responsibilities. In considering the nature, extent and quality of the services provided by Freedom Funds, the Trustees believe that the services provided by the Freedom Funds have provided the Fund with superior results. At the same time, Freedom Fund’s fee structure is equal to or lower than all but three of the comparable funds. The Trustees noted the Fund’s focus is inherently more labor intensive. Under the circumstances, the Trustees found the fee structure to be justified.

2. Investment Performance

The Trustees reviewed the performance of the Fund compared to other, similar funds, and reported that the current (as of September 29, 2014) net asset value was $9.11 per share and the current distribution yield (based on net asset value) was 4.23% (also as of September 29, 2014). Since the overall structure of the portfolio was satisfactory and the performance of the Fund, measured in terms of distribution yield, was ahead of the other members of its peer group of Colorado funds (higher than the distribution yield of six comparable Colorado municipal bond funds), no changes to either the type of assets or manner of operations were recommended.

3. Expense Ratios

The Trustees reviewed the performance (measured by distribution yield), fees and expense ratios of six Colorado municipal bond funds (such six being the only such funds known to the Trustees at the time). The Fund was at the top of the list in terms of current yield, it had one of the lower expense ratios, temporarily elevated by legal costs. The Trustees considered the fact that the Fund’s unique focus on unrated bonds, while geared toward producing superior investment results, often required additional expenses. While expenses can vary with non-rated bonds (principally as a result of litigation with respect to defaulted issues), the Trustees noted the Fund’s performance for the current year.

4. Management Fees and Expenses

The Trustees reviewed the investment advisory fee rates payable by the Fund to Freedom Funds. As part of its review, the Trustees considered the estimated advisory fees and the Fund’s estimated total expense ratio for the one-year period ending September 30, 2014 as compared to a group of six comparable Colorado municipal bond funds identified by Freedom Funds. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by Freedom Funds, the Trustees concluded that the advisory fees charged by Freedom Funds for the advisory and related services to the Fund and the Fund’s total expense ratio are reasonable. The management fee is one half of one percent of total net assets managed. Such fee is payable to Freedom Funds on a monthly basis. This fee is comparable to the group of six competing Colorado municipal bond funds identified by Freedom Funds and is consistent with national funds many times the Fund’s size.

5. Profitability

The Trustees reviewed the level of profits realized by Freedom Funds and relevant affiliates thereof in providing investment and administrative services to the Fund. The Trustees considered the level of profits realized without regard to revenue sharing or other payments by Freedom Funds and its affiliates to third parties in respect to distribution of the Fund’s securities. The Trustees also considered other direct or indirect benefits received by Freedom Funds and its affiliates in connection with its relationship with the Fund and found that there were none. The Trustees concluded that, in light of the foregoing factors and the nature, extent and quality of the services provided by Freedom Funds, the profits realized by Freedom Funds are reasonable.

6. Economies of Scale

In reviewing advisory fees and profitability, the Trustees also considered the extent to which Freedom Funds and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Trustees acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds, particularly in an environment where costs are rising due to changing regulations. The Trustees reviewed data summarizing the increases and decreases in the assets of the Fund over various time periods, and evaluated the extent to which the total expense ratio of the Fund and Freedom Fund’s profitability may have been affected by such increases or decreases. Between October 2013 and September 29, 2014, total net assets of the Fund under management by Freedom Funds increased from $873 million to $892 million. The number of shares of the Fund that have been redeemed has been less than the number of new shares issued by the Fund, and as a result the Fund continues to grow at what the Trustees determined was a healthy level and the fund is near its all-time high in terms of total assets.

Based upon the foregoing, the Trustees concluded that the benefits from the economies of scale are currently being shared equitably by Freedom Funds and the Fund. The Trustees also concluded that the structure of the advisory fee can be expected to cause Freedom Funds, its affiliates and the Fund to continue to share such benefits equitably and that breakpoints need not be instituted at this time.

After requesting and reviewing these and other factors that they deemed relevant, the Trustees concluded that the continuation of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Freedom Funds also serves as the transfer agent, shareholder servicing agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Service Agreement (the “Service Agreement”).

Freedom Fund’s duties under the Service Agreement include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund and all other customary services of a transfer agent, shareholder servicing agent and dividend disbursing agent. As compensation for these services, the Fund may pay Freedom Funds at a rate intended to represent Freedom Fund’s cost of providing such services. This fee would be in addition to the investment advisory fee payable to Freedom Funds under the Advisory Agreement.

Officers and Trustees of the Fund (unaudited)

The following tables list the trustees and officers of the Fund, together with their address, age, positions held with the Fund, the term of each office held and the length of time served in each office, principal business occupations during the past five years and other directorships, if any, held by each trustee and officer. Each trustee and officer has served in that capacity for the Fund continuously since originally elected or appointed. The Board supervises the business activities of the Fund. Each trustee serves as a trustee until termination of the Fund unless the Trustee dies, resigns, retires, or is removed.

Name, Address and Age	Position held with the Fund and Length of Time Served	Principal Occupation During the Past Five Years:	Other Directorships Held By Director
Non-Interested Trustees
Bruce G. Ely 1200 17th Street, Suite 850 Denver CO 80202 Age: 63	Trustee since July 2002	Mr. Ely was a Regional Director for Cutwater Asset Management, a wholly owned subsidiary of MBIA, Inc. until his retirement in September 2013.	None

James R. Madden 1200 17th Street, Suite 850 Denver CO 80202 Age: 70	Trustee since September 2004	Mr. Madden has owned Madden Enterprises, a real estate company that owns and leases commercial buildings and real estate, for the past thirty years. He is also a stockholder and director of The Community Bank in western Kansas. He has been a bank director for 25 years.	None

Interested Trustees*
George N. Donnelly 1200 17th Street, Suite 850 Denver CO 80202 Age: 67	Chairman of the Board of Trustees, Trustee since inception of the Fund in 1987 and Interim President, Secretary and Treasurer of the Fund since September 26, 2008	Mr. Donnelly was a Senior Regional Vice President for Phoenix Life Insurance Company until his retirement in January 2010.	None

*George N. Donnelly is an “interested person” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position as both an officer and a trustee of the Fund as described in the table above. None of the trustees nor the officers of the Fund has any position with the Investment Adviser, the principal underwriter of the Fund, the distribution agent of the Fund, the service agent of the Fund or the custodian of the Fund, or any affiliates thereof. There is no family relationship between any officers and trustees of the Fund.

Compensation

The Board met four times during the fiscal year ended September 30, 2014. The following tables show the compensation paid by the Fund to each of the trustees during that year:

Name of Person, Position(s) with the Fund	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total compensation from Fund Paid to Such Person

Non-Interested Trustees

Bruce G. Ely, Trustee	$3,200	N/A	$3,200

James R. Madden, Trustee	3,200	N/A	3,200

Interested Trustees

George N. Donnelly, Trustee, Interim President, Secretary and Treasurer	3,200	N/A	3,200

No officer or trustee of the Fund received remuneration from the Fund in excess of $60,000 for services to the Fund during the fiscal year ended September 30, 2014. The officers and trustees of the Fund, as a group, received $9,600 in compensation from the Fund for services to the Fund during the 2014 fiscal year.

Other Information (Unaudited)

Proxy Voting Record

The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered during the 12 months ended June 30, 2014 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov or you may call us at 1-800-572-0069.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at http://www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-732-0330 or you may call us at 1-800-572-0069.

(This page intentionally left blank)

(This page intentionally left blank)

A Tax-Exempt Fund

ANNUAL REPORT

September 30, 2014

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics (as defined in Item 2 of Form N-CSR), that applies to its President (Principal Executive Officer) and Treasurer (Principal Financial Officer).

(c) There have been no amendments to the code of ethics during the period covered by this report.

(d) The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver, from the code of ethics.

(f)(3) A copy of the registrant’s code of ethics is available upon request and without charge by calling or writing the registrant at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202, telephone (303) 572-6990 or (800) 572-0069 (outside Denver).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The registrant’s board of trustees has determined that the registrant does not have an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission pursuant to Item 3 of Form N-CSR, as no single individual appears to meet all of the independence and the financial training/experience qualifications outlined in the instructions to Form N-CSR. The board of trustees, which serves as the audit committee, has determined that it collectively has experience evaluating financial statements and understanding internal control over financial reporting and the audit committee function and has sufficient financial expertise to adequately perform its duties without the addition of an expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table shows the amount of fees and reimbursable expenses that EKS&H LLLP, the registrant’s independent registered public accounting firm and PricewaterhouseCoopers LLP, the registrant’s former independent public accounting firm, billed to the registrant during the registrant’s last two fiscal years. For the reporting periods, the audit committee approved in advance all services that EKS&H LLLP and PricewaterhouseCoopers LLP provided to the registrant.

The aggregate fees billed by the registrant’s independent registered public accounting firm (and the registrant’s former independent registered public accounting firm, for professional services in the registrant’s fiscal years ended September 30, 2014 and 2013 are as follows:

	2014	2013
(a) Audit Fees	$125,000	$205,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

The above “Audit Fees” were billed for amounts related to the audit of the registrant’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The board of trustees serves as the audit committee and pre-approves all audit and non-audit services to be provided by the registrant’s independent registered public accounting firm.

(e)(2) Not applicable.

(f) Not applicable.

(g) No non-audit fees were billed by the registrant’s independent registered public accounting firm (or by the registrant’s former independent registered public accounting firm) for services rendered to the registrant and the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2014 and 2013.

(h) The registrant’s independent registered public accounting firm did not (nor did the registrant’s former independent registered public accounting firm) provide any non-audit services to the registrant in the registrant’s fiscal years ended September 30, 2014 and 2013.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Please see the Schedule of Investments contained in the Annual Report included under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant has adopted and maintained disclosure controls and procedures (as such term is defined in Rules 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) that are designed to ensure that information required to be disclosed in the registrant’s reports under the Act, is recorded, processed, summarized and reported within the time periods required under the SEC’s rules and forms and that the information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer to allow for timely decisions regarding required disclosure.

As required by Rule 30a-3(b) of the Act, the registrant carried out an evaluation under the supervision and with the participation of its management, including its principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures within the 90-day period prior to the filing date of this report. Based on the foregoing, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable (See Item 2(f)(3) of this report).
(a)(2)(i)
(99.302)	Interim President’s (Principal Executive Officer) Section 302 Certification
(a)(2)(ii)
(99.302)	Interim Treasurer’s (Principal Financial Officer) Section 302 Certification
(a)(3)	Not applicable.
(b)
(99.906)	Combined Interim President & Treasurer (Principal Executive Officer and Principal Financial Officer) Section 906 Certification

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Colorado BondShares — A Tax-Exempt Fund

By (Signature and Title)	/s/ George N. Donnelly
George N. Donnelly Interim President, Secretary and Treasurer

Date: December 08, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George N. Donnelly
George N. Donnelly Interim President, Secretary and Treasurer (Principal Executive Officer and Principal Financial Officer) Date: December 08, 2014